        As filed with the Securities and Exchange Commission on May 31, 1996.

                                                       Registration No. 33-_____

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM S-8

                          REGISTRATION STATEMENT UNDER
                           THE SECURITIES ACT OF 1933

                                 GRANCARE, INC.
- --------------------------------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)

                CALIFORNIA                     95-4299210
- --------------------------------------------------------------------------------
     (State or Other Jurisdiction of       (I.R.S. Employer
     Incorporation or Organization)        Identification No.)

             ONE RAVINIA DRIVE, SUITE 1500, ATLANTA, GEORGIA 30346
- --------------------------------------------------------------------------------
          (Address of Principal Executive Offices)         (Zip Code)

                  1996 OUTSIDE DIRECTORS STOCK INCENTIVE PLAN
- --------------------------------------------------------------------------------
                            (Full Title of the Plan)

                             EVRETT W. BENTON, ESQ.
            EXECUTIVE VICE PRESIDENT, GENERAL COUNSEL AND SECRETARY
                                 GRANCARE, INC.
                         ONE RAVINIA DRIVE, SUITE 1500
                             ATLANTA, GEORGIA 30346
- --------------------------------------------------------------------------------
                    (Name and Address of Agent for Service)

                                 (770) 393-0199
- --------------------------------------------------------------------------------
         (Telephone Number, Including Area Code, of Agent for Service)

                                    COPY TO:
                            RICHARD H. MILLER, ESQ.
                       POWELL, GOLDSTEIN, FRAZER & MURPHY
                           191 PEACHTREE STREET, N.E.
                                SIXTEENTH FLOOR
                             ATLANTA, GEORGIA 30303
                                (404) 572-6600

                        CALCULATION OF REGISTRATION FEE
- --------------------------------------------------------------------------------
                                      Proposed    Proposed
Title of                              Maximum     Maximum
Securities             Amount         Offering    Aggregate    Amount of
to be                  to be          Price Per   Offering     Registration
Registered             Registered(1)  Share(2)    Price(2)     Fee(2)
- --------------------------------------------------------------------------------

Common Stock,          250,000        $18.00      $4,500,000   $1,552
no par value           shares          -----       ---------    -----


(1) Representing shares of the Registrant's Common Stock, no par value per share (the "Common Stock"), to be issued by the Registrant in connection with the Registrant's 1996 Outside Directors Stock Incentive Plan (the "Plan") or upon the exercise of stock options granted thereunder. This Registration Statement also covers such indeterminable number of additional shares as may become issuable to prevent dilution in the event of stock splits, stock dividends or similar transactions pursuant to the terms of the Plan.

(2) Estimated solely for the purposes of calculating the registration fee pursuant to Rule 457(h)(1) based upon the closing price of the Common Stock on the New York Stock Exchange as reported on May 24, 1996.

                                     PART I

              INFORMATION REQUIRED IN THE SECTION 10(a) PROSPECTUS


     The documents containing the information specified in Part I of the instructions to the Registration Statement on Form S-8 will be sent or given to employees of the Registrant selected to participate in the Plan as required by Rule 428(b)(1) promulgated under the Securities Act of 1933, as amended (the "Securities Act").

                                    PART II

               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

ITEM 3.   INCORPORATION OF DOCUMENTS BY REFERENCE.

     The following documents filed with the Securities and Exchange Commission (the "Commission") are incorporated herein by reference:

     (1) The Registrant's Annual Report on Form 10-K for the fiscal year ended December 31, 1995 (File No. 1-19571).

     (2) The Registrant's Quarterly Report on Form 10-Q for the quarterly period ended March 31, 1996 (File No. 1-19571).

     (3) The description of the Registrant's Common Stock contained in the Registrant's Registration Statement on Form 8-A filed pursuant to
          Section 12 of the Securities Act of 1934, as amended (the "Exchange Act") on October 8, 1991 (File No. 1-19571).

     All documents subsequently filed by the Registrant pursuant to Sections 13(a), 13(c), 14 and 15(d) of the Exchange Act prior to the filing of a post-effective amendment indicating that all securities offered hereby have been sold or that deregisters all such securities then remaining unsold, shall be deemed to be incorporated by reference in the registration statement and to be a part hereof from the date of filing of such documents.

ITEM 6.   INDEMNIFICATION OF DIRECTORS AND OFFICERS.

     The Restated Articles of Incorporation of the Registrant contain a provision that limits the personal liability of the Registrant's directors for monetary damages in an action brought by or in right of the Registrant for breach of a director's duties to the Registrant and its shareholders. Such provision does not limit the liability of the Registrant's directors for acts or omissions that involve intentional misconduct or a knowing, culpable violation of law, for acts or omissions that a director believes to be contrary to the best interest of the Registrant or its shareholders or that involve the absence of good faith on the part of the director; for any transaction from which a director derived an improper personal benefit; for acts or omissions that show a reckless disregard for the director's duty to the Registrant or its shareholders in circumstances under which the director was aware, or should have been aware, in the ordinary course of performing a director's duty, of a risk of serious injury to the Registrant or its shareholders; for acts or omissions that constitute an unexcused pattern of inattention that amounts to an abdication of a director's duty to the Registrant or its shareholders; under Section 310 of the California General Corporation Law (which involves liability for a director having a material financial interest in a corporate transaction); or under
Section 316 of the California General Corporation Law (which imposes liability on directors who approve certain improper distributions to shareholders or approve certain improper loans or guarantees to any director or officer).

     The Registrant's Bylaws permit the Registrant to indemnify its officers and directors to the full extent permitted by Section 317 of the California General Corporation Law and applicable law. Section 317 of the California General Corporation Law makes provisions for the indemnification of officers, directors and other corporate agents in terms sufficiently broad to indemnify such persons, under certain circumstances, for liabilities (including reimbursement of expenses incurred) arising under the Securities Act. The Registrant has entered into agreements with certain of its directors and officers whereby it has agreed to indemnify such persons against certain liabilities.

ITEM 8.   EXHIBITS.

     The following exhibits are filed with or incorporated by reference into this Registration Statement pursuant to Item 601 of Regulation S-K.

           Exhibit
           Number                   Description
           ------                   -----------
           4.1       Restated Articles of Incorporation (1)

           4.2       Form of Certificate of Amendment of Articles of
                     Incorporation (2)

           4.3       Bylaws, as amended. (3)

           4.4       Form of Warrant for the purchase of shares of Common
                     Stock (1)

           4.5       Indenture from GranCare, Inc. to First Fidelity Trust
                     Company, New York, as Trustee, dated as of January 29,
                     1993. (4)

           4.6       Form of GranCare, Inc.'s 6-1/2% Convertible Subordinated
                     Debentures due 2003. (4)

           4.7 Form of GranCare, Inc.'s 9-3/8% Senior Subordinated Notes due 2005. (5)

           4.8       Indenture from GranCare, Inc. to Marine Midland Bank, New
                     York, as Trustee, dated as of September 15, 1995. (5)

           5 Opinion of Evrett W. Benton with respect to the securities being registered.

           Exhibit
           Number                   Description
           ------                   -----------
           10        Form of Registrant's 1996 Outside Directors Stock
                     Incentive Plan.

           23.1      Consent of Evrett W. Benton (included in Exhibit 5).

           23.2      Consent of Ernst & Young LLP, independent auditors.

           23.3      Consent of KPMG Peat Marwick LLP, independent auditors.

           24        Power of Attorney (see signature pages to this Registration
                     Statement).

_________________________
(1) Incorporated by reference to the Registrant's Registration Statement on Form S-1 (File No. 33-42595), as amended, which was declared effective on October 31, 1991.

(2) Incorporated by reference to the Registrant's Annual Report on Form 10-K for the fiscal year ended December 31, 1991.

(3) Incorporated by reference to the Registrant's Quarterly Report on Form 10-Q for the quarterly period ended September 30, 1994.

(4) Incorporated by reference to the Registrant's Registration Statement on Form S-3 (File No. 33-56076), as amended, which was declared effective on January 22, 1993.

(5) Incorporated by reference to the Registrant's Quarterly Report on Form 10-Q for the quarterly period ended September 30, 1995.

ITEM 9.   UNDERTAKINGS

     (a)  The undersigned Registrant hereby undertakes:

          (1) To file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement:

          (i) To include any prospectus required by Section 10(a)(3) of the Securities Act of 1933;

          (ii) To reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement;

          (iii) To include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement;

          provided, however, that paragraphs (a)(1)(i) and (a)(1)(ii) do not apply if the registration statement is on Form S-3 or Form S-8 and the information required to be included in a post-effective amendment by those paragraphs is contained in periodic reports filed by the Registrant pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934 that are incorporated by reference in the registration statement.

          (2) That, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

          (3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

     (b) The undersigned Registrant hereby undertakes that, for purposes of determining any liability under the Securities Act of 1933, each filing of the Registrant's annual report pursuant to Section 13(a) or
          Section 15(d) of the Securities Exchange Act of 1934 (and, where applicable, each filing of an employee benefit plan's annual report pursuant to Section 15(d) of the Securities Exchange Act of 1934) that is incorporated by reference in the registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

     (c) Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

                                   SIGNATURES
                                   ----------

     Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Atlanta, Georgia, on the 31st day of May, 1996.

                                   GRANCARE, INC.


                                   By: /s/ GENE E. BURLESON
                                       --------------------
                                           Gene E. Burleson
                                           President and Chief Executive Officer



                               POWER OF ATTORNEY
                               -----------------

     KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Evrett W. Benton and M. Henry Day, and either of them, as his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitutes, may lawfully do or cause to be done by virtue hereof.

     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities indicated on the date indicated.

Signature                               Title                        Date
- ---------                               -----                        ----


/s/ GENE E. BURLESON            Chairman of the Board,           May 31, 1996
- --------------------
Gene E. Burleson                President, Chief Executive
                                Officer and Director
                                (Principal Executive Officer)


/s/ JERRY A. SCHNEIDER          Executive Vice President         May 31, 1996
- ----------------------
Jerry A. Schneider              and Chief Financial Officer
                                (Principal Financial and
                                Accounting Officer)


                                Vice Chairman of the Board       May ____, 1996
- -------------------------
William G. Petty, Jr.           and Director


/s/ CHARLES M. BLALACK          Director                         May 31, 1996
- -----------------------
Charles M. Blalack


/s/ ANTOINETTE HUBENETTE, M.D.  Director                         May 31, 1996
- ------------------------------
Antoinette Hubenette, M.D.


/s/ JOEL S. KANTER              Director                         May 31, 1996
- -------------------
Joel S. Kanter


/s/ RONALD G. KENNY             Director                         May 31, 1996
- -------------------
Ronald G. Kenny


/s/ ROBERT L. PARKER            Director                         May 31, 1996
- --------------------
Robert L. Parker


/s/ EDWARD V. REGAN             Director                         May 31, 1996
- -------------------
Edward V. Regan


/s/ GARY U. ROLLE               Director                         May 31, 1996
- -----------------
Gary U. Rolle

22671455

                                 EXHIBIT INDEX
                                 -------------

      Exhibit
      Number    Description
      ------    -----------
      4.1       Restated Articles of Incorporation (1)

      4.2       Form of Certificate of Amendment of Articles of
                Incorporation (2)

      4.3       Bylaws, as amended. (3)

      4.4 Form of Warrant for the purchase of shares of Common Stock (1)

      4.5       Indenture from GranCare, Inc. to First Fidelity
                Trust Company, New York, as Trustee, dated as of January 29, 1993. (4)

      4.6       Form of GranCare, Inc.'s 6-1/2% Convertible
                Subordinated Debentures due 2003. (4)

      4.7       Form of GranCare, Inc.'s 9-3/8% Senior
                Subordinated Notes due 2005. (5)

      4.8       Indenture from GranCare, Inc. to Marine
                Midland Bank, New York, as Trustee, dated as of September 15, 1995. (5)

      5 Opinion of Evrett W. Benton with respect to the securities being registered.

      10        Form of Registrant's 1996 Outside Directors
                Stock Incentive Plan.

      23.1      Consent of Evrett W. Benton (included in
                Exhibit 5).

      23.2 Consent of Ernst & Young LLP, independent auditors.

      23.3      Consent of KPMG Peat Marwick LLP, independent auditors.

      24 Power of Attorney (see signature pages to this Registration Statement).

_________________________
(1) Incorporated by reference to the Registrant's Registration Statement on Form S-1 (File No. 33-42595), as amended, which was declared effective on October 31, 1991.

(2) Incorporated by reference to the Registrant's Annual Report on Form 10-K for the fiscal year ended December 31, 1991.

(3) Incorporated by reference to the Registrant's Quarterly Report on Form 10-Q for the quarterly period ended September 30, 1994.

(4) Incorporated by reference to the Registrant's Registration Statement on Form S-3 (File No. 33-56076), as amended, which was declared effective on January 22, 1993.

(5) Incorporated by reference to the Registrant's Quarterly Report on Form 10-Q for the quarterly period ended September 30, 1995.

22671455